UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 30, 2006


                             AMERICAN BILTRITE INC.
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               (Exact Name of Registrant as Specified in Charter)


               Delaware                    1-4773                04-1701350
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     (State or other jurisdiction        (Commission           (IRS Employer
          of Incorporation)               File No.)         Identification No.)


           57 River Street, Wellesley Hills, Massachusetts 02481-2097
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          (Address of principal executive offices, including zip code)

                                 (781) 237-6655
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              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

      On June 30, 2006, American Biltrite Inc. (the "Company") and its subsidiaries, K&M Associates L.P. and American Biltrite (Canada) Ltd., entered into a Consent agreement (the "Consent") with respect to the Company's Amended and Restated Credit Agreement (the "Credit Agreement") with the Canadian lenders and domestic lenders under the Credit Agreement, Bank of America N.A. (as successor to Fleet National Bank), both in its capacity as domestic lender and as domestic administrative agent for the lenders under the Credit Agreement, and Bank of America, National Association acting through its Canadian branch, both in its capacity as a Canadian lender under the Credit Agreement and in its capacity as Canadian administrative agent for the Canadian lenders and domestic lenders under the Credit Agreement. Pursuant to the Consent, the Company may exclude the $4 million principal payment payable by the Company on August 28, 2006 to The Prudential Insurance Company of America ("Prudential") pursuant to the Amended and Restated Note Purchase Agreement and Facility Guarantee, dated as May 20, 2005, among the Company, certain of the Company's domestic subsidiaries and Prudential from the determination under the Credit Agreement of the Company's consolidated pro forma fixed charges for the 12-month period beginning immediately after June 30, 2006 for purposes of determining the Company's compliance as of June 30, 2006 with the consolidated adjusted earnings before income taxes, depreciation and amortization to consolidated pro forma fixed charges financial covenant under the Credit Agreement. That financial covenant requires that the Company's consolidated adjusted earnings before income taxes, depreciation and amortization, as determined under the Credit Agreement, for the four consecutive fiscal quarters ending June 30, 2006 exceed 150% of the Company's pro forma fixed charges, as determined under the Credit Agreement, for the 12-month period beginning immediately after June 30, 2006.


Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

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  EXHIBIT NO.                        DESCRIPTION
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     10.1        Consent dated as of June 30, 2006
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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 7, 2006                      AMERICAN BILTRITE INC.


                                         By: /s/ Howard N. Feist III
                                             -----------------------------
                                             Name:  Howard N. Feist III
                                             Title:  Chief Financial Officer

                                Exhibit Index


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  EXHIBIT NO.                            DESCRIPTION
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     10.1        Consent dated as of June 30, 2006
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